CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other Comprehensive Income (Loss), Net of Tax
Gains (Losses) on Securities Arising During the Year, Tax	$ (4,597,836)	$ (1,060,984)	$ 1,292,789
Impairment Loss on Securities, Tax	(124,652)	(20,253)	(18,040)
Realized Gains (Losses) on Sale of AFS Securities, Tax	$ 959	$ 984,991	$ 1,012,064